PURCHASE OF PRANA THERAPUETICS, INC.	9 Months Ended
Sep. 30, 2017
Business Combinations [Abstract]
PUCHASE OF PRANA THERAPUETICS, INC.

NOTE 5 – PURCHASE OF PRANA THERAPUETICS, INC.

On June 8, 2017, we entered into an agreement to purchase 400,000 shares of Prana Therapeutics, Inc. (“Prana”), in a private offering of their common shares, for a total consideration of $200,000 (“Subscription Agreement’). In accordance with the terms of the Subscription Agreement, we paid Prana $50,000, upon execution of the Subscription Agreement, and committed to remit $50,000 to Prana on September 30, 2017, December 31, 2017 and March 31, 2018, respectively. Subsequently, on July 14, 2017, we completed the acquisition of Prana in a one-for-one exchange of 5,730,000 shares of our common stock for 5,730,000 shares of common stock of Prana. The purchase price had a fair market value of $5,070,500, based upon the closing price of $0.85 per share of our common stock on the OTC QB exchange on July 14, 2017, including the cost to purchase 400,000 shares of Prana for $200,000.

The purchase price for Prana was allocated to the net tangible and intangible assets based upon their fair values as of the acquisition date. The excess of the purchase price over the fair values of the net tangible assets and intangible assets was recorded as goodwill and is generally driven by management’s expectations and ability to realize synergies and achieve strategic growth.

As of July 14, 2017, the allocation of the purchase price for the 95% fair value of Prana was comprised of:

Patents	$52,596
Net assets	450,888
Goodwill	4,567,016
Total	$5,070,500